[GRAPHIC OMITTED]
THE FIRST PHILIPPINE FUND INC.

ANNUAL REPORT

JUNE 30, 2000

                                                                   July 25, 2000

Dear Shareholder:

    The First Philippine Fund Inc.'s (Fund) net asset value (NAV) per share stood at $5.24 on June 30, 2000, decreasing by 15.35% in the quarter. In the same period, the Fund's benchmark, the Philippine composite index (Phisix), declined by 13.35% in US dollar terms. While the stock market remained weak in the past quarter, investment returns of Philippine securities were further dampened by a substantial 5.0% depreciation of the Philippine peso against the US dollar.

    The Fund's share price closed at $4.0625 on June 30, registering a quarterly decline of 16.67%. On that date, the discount of the Fund's shares to NAV stood at 22.47%. As of June 30, 2000, the Fund was invested in the securities of 36 Philippine companies and the Fund's cash position stood at 9.54% of the portfolio.

    For the Fund's fiscal year ending June 30, 2000, the Fund's NAV declined by 46.15% and the Fund's share price depreciated by 52.90%. Over the same period, the Fund's benchmark declined by 45.78% in US dollar terms.

MARKET REVIEW

    Negative sentiment on the Philippine stock market persisted in the June quarter of 2000. After a strong first week behind bargain hunting on blue chips, the market embarked on another virtual freefall, losing 22% in peso terms in less than two months. The market, however, recovered in June as investors picked up oversold conglomerate, consumer and property stocks. All told, the composite index dropped by 8.8% in peso terms in the quarter. But with the peso's 5.0% depreciation, the Phisix lost 13.4% of its value in US dollar terms.

    Political jitters once again headlined investors' concerns. The armed conflict against Muslim insurgents in Mindanao escalated. This included a spate of still unresolved hostage situations in the south and bomb explosions in high traffic shopping malls in Manila. Reform legislation -- such as the signing into law of the General Banking Act and the elevation of the Omnibus Power Bill into the Bicameral Committee -- progressed in the quarter. This is a positive sign, but it did little to stimulate the market.

    Accompanying the political concerns, moreover, was the slowing of the country's economic growth momentum. The Philippines GDP growth rate for the first quarter of 2000 was measured at 3.4%, behind a marked improvement in output from the industry sector. While the country remains on a positive growth path, the country's GDP growth came in below the government's expectations. The June quarter also saw a weakening peso, slightly higher interest rates, a widening budget deficit and lower-than-expected corporate earnings.

    External events such as the volatility of the US stock markets, the sharp correction in technology stocks globally and in the Philippines, higher oil prices, and the jitters surrounding US interest rate policy likewise took their toll on the market and on the Fund.

OUTLOOK

    Until political concerns, such as the Mindanao crisis, ease and the country's economic performance perks up, the stock market will remain challenged. But with the amount of foreign net selling of Philippine stocks bottoming out, the market's downside risk would appear to be limited. With the market currently thinly traded and under-owned, the potential for a dramatic and significant rally is high upon any turn in sentiment or the emergence of the appropriate market catalyst.

    The Fund's strategy will remain a selective and defensive one. However, preference will continue to be given to liquid blue chips that will benefit from any change in sentiment toward the Philippines, undervalued companies, earnings growth stories, and beneficiaries of the new reform legislation.

    Thank you once again for your continued support.

                        Sincerely,

                        /S/SIGNATURE

                        Lilia C. Clemente

                        DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS

JUNE 30, 2000

                                                      Number of
                                                         Shares            Value
--------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (98.1%)
--------------------------------------------------------------------------------
COMMON STOCK  (87.8%)
Banking  (10.3%)
  Bank of the Philippine Islands                     1,479,255      $  2,667,604
  Bankard, Inc. (c)                                  6,470,000           403,880
  Equitable PCI Bank                                   540,000           549,326
  Metropolitan Bank & Trust Company                    524,520         2,449,611
--------------------------------------------------------------------------------
                                                                       6,070,421
--------------------------------------------------------------------------------
Broadcasting (3.3%)
  ABS-CBN Broadcasting Corp. PDR (e) (g)             1,550,000         1,917,208
--------------------------------------------------------------------------------
                                                                       1,917,208
--------------------------------------------------------------------------------
Computer Services (0.3%)
  SPI Technologies, Inc. (c)                           900,500           166,555
--------------------------------------------------------------------------------
                                                                         166,555
--------------------------------------------------------------------------------
Conglomerates (17.6%)
  Aboitiz Equity Ventures, Inc.                     17,200,000           596,490
  Alsons Consolidated Resources, Inc.(b) (c)        15,980,000           147,782
  Ayala Corporation                                 38,249,436         7,074,550
  Benpres Holdings Corp. (c)                        19,109,700         1,833,520
  Metro Pacific Corp. (c)                           30,550,000           444,975
  Uniwide Holdings, Inc. (c) (e)                    20,687,000           229,574
--------------------------------------------------------------------------------
                                                                      10,326,891
--------------------------------------------------------------------------------
Construction/Engineering  (1.3%)
  DMCI Holdings, Inc. (c)                           25,604,000           343,336
  Union Cement Corp. (c)                            22,038,041           412,707
--------------------------------------------------------------------------------
                                                                         756,043
--------------------------------------------------------------------------------
Electronics  (0.6%)
  Ionics Circuits, Inc.                                150,000            32,946
  Music Corporation (c)                              1,900,000           219,638
  Solid Group, Inc. (c) (e)                          4,150,000           134,326
--------------------------------------------------------------------------------
                                                                         386,910
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                     Number of
COMMON STOCK  (CONTINUED)                               Shares            Value
--------------------------------------------------------------------------------
Food and Beverage  (18.3%)
  Cosmos Bottling Corp.                              6,650,000     $     362,842
  Del Monte Pacific Ltd.  (e) (h)                    2,400,000           624,646
  La Tondena Distillers, Inc.                        1,897,800         1,404,055
  San Miguel Corp.-- A                               5,723,942         6,881,487
  San Miguel Corp.-- B                                 600,000           742,145
  Universal Robina Corp.                             6,162,000           755,060
--------------------------------------------------------------------------------
                                                                      10,770,235
--------------------------------------------------------------------------------
Port Operations  (1.4%)
  Asian Terminals, Inc. (b)                         27,949,980           620,350
  International Container
     Terminal Services, Inc. (c)                     7,643,750           226,204
--------------------------------------------------------------------------------
                                                                         846,554
--------------------------------------------------------------------------------
Real Estate Development  (12.2%)
  Ayala Land, Inc.                                  20,209,585         2,569,827
  Belle Corporation  (c)                            11,900,008           286,131
  C & P Homes, Inc. (c)                              6,466,750            29,902
  Filinvest Land, Inc. (c)                          25,487,499         1,107,819
  Pryce Corporation (c)                             26,500,000           606,547
  SM Prime Holdings, Inc.                           21,350,000         2,566,758
--------------------------------------------------------------------------------
                                                                       7,166,984
--------------------------------------------------------------------------------
Telecommunications  (14.8%)
  Digital Telecommunications Phils., Inc. (c)       27,020,000           462,275
  Philippine Long Distance Telephone  Co. ADR (f)      463,520         8,227,480
--------------------------------------------------------------------------------
                                                                       8,689,755
--------------------------------------------------------------------------------
Utilities  (7.7%)
  Manila Electric Co.-- A                            2,574,000         3,749,150
  Petron Corporation (c)                            23,630,002           775,775
--------------------------------------------------------------------------------
                                                                       4,524,925
TOTAL COMMON STOCK
     (Cost $79,054,017)                                               51,622,481
--------------------------------------------------------------------------------
WARRANTS  (1.5%)                       Maturity
Food and Beverage  (1.5%)
  Jollibee Foods Corporation (c) (e)    03/24/03     3,089,485           857,139
Electronics (0.0%)
  Music Corporation (b) (c)                  N/A       111,764             1,003
--------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $1,472,623)                                                   858,142
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                     Units/Par
SCHEDULE OF INVESTMENTS  (CONTINUED)      Maturity       (000)             Value
--------------------------------------------------------------------------------
BONDS (1.2%)
  Bacnotan Consolidated Industries, Inc. Convertible Bond 5.5%
     (Cost $1,750,000)                    06/21/04      $1,750      $    708,750
--------------------------------------------------------------------------------
INVESTMENT IN CURRENCY (7.6%)
  Philippine Pesos  (d) (Cost $4,711,540)                              4,504,348
--------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
     (Cost $86,988,180)                                               57,693,721
--------------------------------------------------------------------------------
UNITED STATES SECURITIES (1.9%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER  (1.9%)
  American Express Credit Corp. 6.88%
     (Cost $1,141,000)                    07/03/00       1,141         1,141,000
--------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                         1,141,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.00%)
  (Cost $88,129,180) (a)                                             $58,834,721
                                                                     ===========



(a) Aggregate cost for Federal Income tax purposes is $88,129,180. Aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
        Excess of market value over tax cost              $4,927,109
        Excess of tax cost over market value             (34,221,568)
                                                        ------------
                                                        $(29,294,459)
                                                        ------------
                                                        ------------
(b) At fair value as determined by the Board of Directors.
(c) Non-income producing security.
(d) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors. At June 30, 2000, these securities amounted to a value of $3,762,893 or 6.4% of net assets.
(f) ADR -- American Depository Receipt.
(g) PDR -- Philippine Depository Receipt.
(h) Singapore security -- 1% of Total Investments.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                                                               June 30, 2000
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $88,129,180) .......................................................  $  58,834,721
Cash ..........................................................................................            852
Dividends receivable ..........................................................................         47,674
Interest receivable ...........................................................................          2,855
Receivable for securities sold ................................................................        261,172
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS ..................................................................................     59,147,274
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses payable ......................................................................        347,762
Payable for securities purchased ..............................................................          1,003
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES .............................................................................        348,765
---------------------------------------------------------------------------------------------------------------
NET ASSETS
   (applicable to 11,225,000 common shares outstanding) .......................................  $  58,798,509
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   ($58,798,509/11,225,000) ...................................................................          $5.24
---------------------------------------------------------------------------------------------------------------
Net assets consist of:
   Capital stock ..............................................................................     $  112,250
   Paid-in capital ............................................................................    120,749,059
   Accumulated net investment loss ............................................................        (96,576)
   Accumulated net realized loss on investments ...............................................    (32,669,002)
   Net unrealized depreciation on investments, foreign currency holdings,
    and other assets and liabilities denominated in foreign currency ..........................    (29,297,222)
--------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................................................  $  58,798,509
--------------------------------------------------------------------------------------------------------------

                                                                                                       For the
                                                                                                    Year Ended
STATEMENT OF OPERATIONS                                                                          June 30, 2000
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of taxes withheld $204,297) .................................................. $     645,346
   Interest (net of taxes withheld $13,735) ....................................................       172,329
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME ........................................................................       817,675
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee .....................................................................       801,311
   Custodian fees ..............................................................................       152,998
   Trustee fee .................................................................................       150,000
   Administration fee ..........................................................................       124,800
   Transfer agent fees .........................................................................         7,644
   Legal fees ..................................................................................       121,982
   Audit fees ..................................................................................        51,596
   Directors fees ..............................................................................        49,526
   Printing ....................................................................................        35,883
   Insurance ...................................................................................         8,060
   Miscellaneous ...............................................................................         5,132
---------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES .................................................................................     1,508,932
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS ............................................................................      (691,257)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS, AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
   Net realized loss on:
    Security transactions ......................................................................   (17,016,187)
    Foreign currency transactions ..............................................................      (336,082)
---------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................................   (32,411,763)
    Foreign currency holdings and other assets and liabilities denominated in foreign currency .        (2,694)
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments, foreign currency holdings
    and other assets and liabilities denominated in foreign currency ...........................   (49,766,726)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................  $(50,457,983)
---------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                                      For the          For the
                                                                                   Year Ended       Year Ended
STATEMENT OF CHANGES IN NET ASSETS                                              June 30, 2000    June 30, 1999
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
    Net investment loss ...................................................     $   (691,257)    $     (800,157)
    Net realized loss on security transactions ............................      (17,016,187)      (12,230,804)
    Net realized gain (loss) on foreign currency transactions .............         (336,082)          359,115
    Net change in unrealized appreciation (depreciation)
       on investments, foreign currency holdings and other
       assets and liabilities denominated in foreign currency .............      (32,414,457)       48,860,091
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations ........      (50,457,983)       36,188,245
---------------------------------------------------------------------------------------------------------------
   Net assets:
    Beginning of period ...................................................       109,256,492       73,068,247
---------------------------------------------------------------------------------------------------------------
    End of period (including accumulated losses of ($96,576) and
       ($2,114,327), respectively) ........................................     $  58,798,509     $109,256,492
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------



                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                        For the Year Ended June 30
-----------------------------------------------------------------------------------------------------------------
                                                            2000       1999      1998       1997       1996
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................... $    9.73   $    6.51 $   16.61 $    21.18  $   20.66
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss ..................................     (0.06)      (0.07)    (0.06)     (0.21)     (0.20)
   Net realized and unrealized gains (losses) on investments, foreign currency holdings and other assets and liabilities
    denominated in foreign currencies ...................     (4.43)       3.29    (10.04)     (2.86)      1.74
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations ......     (4.49)       3.22    (10.10)     (3.07)      1.54
-----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
   Distributions from net investment income ..............    --          --        --         --         --
   Distributions from net realized long-term gains .......    --          --        --         (1.50)     (1.02)
   Distributions from net realized short-term gains ......    --          --        --         --         --
-----------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS ........................    --          --        --         (1.50)     (1.02)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........................    $5.24       $9.73     $6.51     $16.61     $21.18
-----------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ....................    $4.06       $8.63     $5.75     $13.75     $16.88
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Based on market value* ................................   (52.90)%     50.00%   (58.18)%   (10.88)%     7.03%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) .....................  $58,799    $109,256   $73,068   $186,465   $237,790
Ratios to average net assets:
    Operating expenses ...................................     1.88%       2.07%     1.91%      1.75%      1.77%
    Net investment loss ..................................    (0.86)%     (1.02)%   (0.68)%    (1.10)%    (1.00)%
Portfolio turnover .......................................    14.37%      16.26%    23.10%     15.32%     24.20%
-----------------------------------------------------------------------------------------------------------------


 * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total Investment return does not reflect sales charges and brokerage commissions.

                 See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2000
========

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $769,135 ( 1% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 2000, no U.S. Federal income or excise tax provision was incurred. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

   The Fund has a capital loss carry forward in the amount of $17,052,998, of which $466,990, $7,894,664 and $8,691,344 are available as a reduction of future net capital gains realized for the years ended 2005, 2007 and 2008, respectively.

   Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1999 incurred and will elect to defer net capital losses of $15,616,004 and foreign currency loss of $96,576 during the year ended June 30, 2000.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

   (II)purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

======

   The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

   Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

   As of June 30, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses, net operating loss and sale of PFICs. During the year ended June 30, 2000, the Fund decreased accumulated net investment loss by $2,709,008 and increased accumulated net realized loss on investment of $1,161,262 with an offsetting decrease to paid-in-capital of $1,547,746. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.  MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the year ended June 30, 2000, the Investment Adviser earned $801,311 from the Fund, of which $95,070 was payable to the Investment Adviser at June 30, 2000.

======

     PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the year June 30, 2000, the Investment Adviser paid $280,459 to the Philippine Adviser.

     Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the year ended June 30, 2000, the Trustee earned fees of $150,000, of which $37,397 was payable to the Trustee at June 30, 2000.

     PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the year ended June 30, 2000, the Administrator earned fees of $124,800, of which $21,450 was payable to the Administrator at June 30, 2000.

     The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at June 30, 2000 were $14,082 which is included in accrued expenses.

C.  CAPITAL STOCK

     The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at June 30, 2000, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D.  PORTFOLIO ACTIVITY

     Purchases and sales of securities, other than short-term obligations, aggregated $10,814,445 and $13,587,445, respectively, for the year ended June 30, 2000.

E.  OTHER

     The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

     There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

     At June 30, 2000, 98.1% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

REPORT OF INDEPENDENT ACCOUNTANTS
======

To the Board of Directors and
Shareholders of
The First Philippine Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Philippine Fund Inc. (the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, PA
August 11, 2000

TAX INFORMATION (UNAUDITED)
======

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (June 30, 2000) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year.

    Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

    Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

    Dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

    This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2000.


SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN
======

    The following is a summary of the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders may participate in the Plan by completing an enrollment card available from American Stock Transfer & Trust Company (the "Plan Agent"), and forwarding it to the address below.

    The Fund intends to distribute to shareholders, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Plan, shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan.

    If the directors of the Fund declare a dividend from net investment income or a capital gains distribution payable either in the Fund's Common Stock or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue such new shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value exceeds the market price of the Fund shares at such time or if the Fund should declare a dividend or distribution payable only in cash, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund valued at the market price on the valuation date. The Fund may not issue shares below net asset value. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants accounts on, or in any event within 30 days after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information for personal tax records. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are certified from time to time by the shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 30 days prior to the applicable dividend or distribution payment date. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company (the Plan Agent) at 59 Maiden Lane, New York, NY 10007. Attention Shareholder Services: The First Philippine Fund Inc.

DIRECTORS AND OFFICERS
======

Benjamin P. Palma Gil
DIRECTOR AND CHAIRMAN

Lilia C. Clemente
DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Leopoldo M. Clemente, Jr.
DIRECTOR, EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR

M.A.T. Caparas
DIRECTOR

Roberto de Ocampo
DIRECTOR

John Anthony B. Espiritu
DIRECTOR

Andres R. Narvasa
DIRECTOR

Joseph A. O'Hare, S.J.
DIRECTOR

Robert B. Oxnam
DIRECTOR

Stephen J. Solarz
DIRECTOR

Santiago S. Cua, Jr.
EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR

Joaquin G. Hofilena
VICE PRESIDENT AND TREASURER

Imelda Singzon
VICE PRESIDENT

Maria Distefano
ASSISTANT SECRETARY

EXECUTIVE OFFICES
======

152 West 57th Street, New York, NY 10019 (For latest net asset value and market data, please call 212-765-0700 or access http://www.clementecapital.com. For shareholder account inquiries, call 1-800-937-5449.)

======
INVESTMENT ADVISER
Clemente Capital, Inc.

======
ADMINISTRATOR
PFPC Inc.

======
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

======
CUSTODIAN
Brown Brothers Harriman & Co.

======
LEGAL COUNSEL
Fulbright & Jaworski L.L.P.

======
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

                         SUMMARY OF GENERAL INFORMATION
================================================================================

THE FUND

The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN

Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

--------------------------------------------------------------------------------
This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------